SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 1, 2010

Corgenix Medical Corporation

(Exact Name of registrant as specified in its charter)

Nevada	000-24541	93-1223466
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11575 Main Street

Suite 400

Broomfield, Colorado 80020

(Address, including zip code, of principal executive offices)

(303) 457-4345

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                     Entry Into a Material Definitive Agreements

On May 1, 2010 Corgenix Medical Corporation (the “Company”), entered into 5 management agreements with various officers and managers of the Company.  A brief description of each management agreement is set forth below:

1.     Management Agreement between the Company and Douglass T. Simpson, the President/CEO.  This agreement terminates and replaces the previous management agreement between the parties entered into June 16, 2005.  The initial term of the agreement is 36 months, with automatic one year renewals unless terminated earlier pursuant to the terms of the agreement.  As compensation, Mr. Simpson is to receive a monthly salary of $17,455.83, a monthly automobile expense reimbursement of $500.00 as well as other benefits as approved by the board of directors.

To the extent Mr. Simpson is terminated, other than for cause, his death or disability, the Company shall pay to Mr. Simpson severance that shall be equal to 12 months of his then current monthly compensation.  In the event of termination of Mr. Simpson upon a change of control of the Company, as further defined in the agreement, Mr. Simpson shall receive an amount equal to 24 months of his then current monthly compensation.  In addition, should Mr. Simpson be terminated for any reason other than for cause, or in the event of a change of control of the Company, all awards due to Mr. Simpson under any Company stock incentive plan shall automatically accelerate and be fully exercisable with respect to the total number of shares subject to such stock option and may be exercised for any or all of those shares as fully-vested shares of common stock as of the date of such occurrence, without regard to the conditions expressed in the agreements relating to such stock option.

Mr. Simpson is bound by a covenant not to compete with the Company during his employment and for a period of 18 months thereafter.  Mr. Simpson is also bound by a confidentiality requirement, wherein he is required to keep Company information and trade secrets confidential during his employment and thereafter.

2.     Management Agreement between the Company and William H. Critchfield, the Senior Vice President Finance and Administration and CFO.  This agreement terminates and replaces the previous management agreement between the parties entered into June 16, 2005.  The initial term of the agreement is 36 months, with automatic one year renewals unless terminated earlier pursuant to the terms of the agreement.  As compensation, Mr. Critchfield is to receive a monthly salary of $15,041.83, a monthly automobile expense reimbursement of $500.00 as well as other benefits as approved by the board of directors.

To the extent Mr. Critchfield is terminated, other than for cause, his death or disability, the Company shall pay to Mr. Critchfield serverance that shall be equal to 12 months of his then current monthly compensation.  In the event of termination of Mr. Critchfield upon a change of control of the Company, as further defined in the agreement, Mr. Critchfield shall receive an amount equal to 24 months of his then current monthly compensation.  In addition, should Mr. Critchfield be terminated for any reason other than for cause, or in the event of a change of control of the Company, all awards due to Mr. Critchfield under any Company stock incentive plan shall automatically accelerate and be fully exercisable with respect to the total number of shares subject to such stock option and may be exercised for any or all of those shares as fully-vested shares of common stock as of the date of such occurrence, without regard to the conditions expressed in the agreements relating to such stock option.

Mr. Critchfield is bound by a covenant not to compete with the Company during his employment and for a period of 18 months thereafter.  Mr. Critchfield is also bound by a confidentiality requirement, wherein he is required to keep Company information and trade secrets confidential during his employment and thereafter.

3.     Management Agreement between the Company and Luis R. Lopez, the Chief Medical Officer.  This agreement terminates and replaces the previous management agreement between the parties entered into June 16, 2005.  The initial term of the agreement is 36 months, with automatic one year renewals unless terminated earlier pursuant to the terms of the agreement.  As compensation, Mr. Lopez is to receive a monthly salary of $15,718.58, a monthly automobile expense reimbursement of $500.00 as well as other benefits as approved by the board of directors.

To the extent Mr. Lopez is terminated, other than for cause, his death or disability, the Company shall pay to Mr. Lopez severance that shall be equal to 12 months of his then current monthly compensation.  In the event of termination of Mr. Lopez upon a change of control of the Company, as further defined in the agreement, Mr. Lopez shall receive an amount equal to 24 months of his then current monthly compensation.  In addition, should Mr. Lopez be terminated for any reason other than for cause, or in the event of a change of control of the Company, all awards due to Mr. Lopez under any Company stock incentive plan shall automatically accelerate and be fully exercisable with respect to the total number of shares subject to such stock option and may be exercised for any or all of those shares as fully-vested shares of common stock as of the date of such occurrence, without regard to the conditions expressed in the agreements relating to such stock option.

Mr. Lopez is bound by a covenant not to compete with the Company during his employment and for a period of 18 months thereafter.  Mr. Lopez is also bound by a confidentiality requirement, wherein he is required to keep Company information and trade secrets confidential during his employment and thereafter.

4.     Management Agreement between the Company and Ann L. Steinbarger, the Senior Vice President Sales and Marketing.  This agreement terminates and replaces the previous management agreement between the parties entered into June 16, 2005.  The initial term of the agreement is 36 months, with automatic one year renewals unless terminated earlier pursuant to the terms of the agreement.  As compensation, Ms. Steinbarger is to receive a monthly salary of $13,462.50, a monthly automobile expense reimbursement of $500.00 as well as other benefits as approved by the board of directors.

To the extent Ms. Steinbarger is terminated, other than for cause, her death or disability, the Company shall pay to Ms. Steinbarger severance that shall be equal to 12 months of her then current monthly compensation.  In the event of termination of Ms. Steinbarger upon a change of control of the Company, as further defined in the management agreement, Ms. Steinbarger shall receive an amount equal to 24 months of her then current monthly compensation.  In addition, should Ms. Steinbarger be terminated for any reason other than for cause, or in the event of a change of control of the Company, all awards due to Ms. Steinbarger under any Company stock incentive plan shall automatically accelerate and be fully exercisable with respect to the total number of shares subject to such stock option and may be exercised for any or all of those shares as fully-vested shares of common stock as of the date of such occurrence, without regard to the conditions expressed in the agreements relating to such stock option.

Ms. Steinbarger is bound by a covenant not to compete with the Company during her employment and for a period of 18 months thereafter.  Ms. Steinbarger is also bound by a confidentiality requirement, wherein she is required to keep Company information and trade secrets confidential during her employment and thereafter.

5.     Management Agreement between the Company and Taryn G. Reynolds, the Vice President Facilities and Information Technology.  This agreement terminates and replaces the previous management agreement between the parties entered into June 16, 2005.  The initial term of the agreement is 36 months, with automatic one year renewals unless terminated earlier pursuant to the terms of the agreement.  As compensation, Mr. Reynolds is to receive a monthly salary of $10,307.50, a monthly automobile expense reimbursement of $500.00 as well as other benefits as approved by the board of directors.

To the extent Mr. Reynolds is terminated, other than for cause, his death or disability, the Company shall pay to Mr. Reynolds severance that shall be equal to 12 months of his then current monthly compensation.  In the event of termination of Mr. Reynolds upon a change of control of the Company, as further defined in the management agreement, Mr. Reynolds shall receive an amount equal to 24 months of his then current monthly compensation.  In addition, should Mr. Reynolds e terminated for any reason other than for cause, or in the event of a change of control of the Company, all awards due Mr. Reynolds under any Company stock incentive plan shall automatically accelerate and be fully exercisable with respect to the total number of shares subject to such stock option and may be exercised for any or all of those shares as fully-vested shares of common stock as of the date of such occurrence, without regard to the conditions expressed in the agreements relating to such stock option.

Mr. Reynolds is bound by a covenant not to compete with the Company during his employment and for a period of 18 months thereafter.  Mr. Reynolds is also bound by a confidentiality requirement, wherein he is required to keep Company information and trade secrets during his employment and thereafter.

ITEM 1.02                     Termination of a Material Definitive Agreement

See Item 1.01 above, incorporated herein by reference.

ITEM 5.02                     Compensatory Arrangements of Certain Officers

See Item 1.01 above, incorporated herein by reference.

ITEM 5.05                     Amendments to the Registrant’s Code of Ethics

On April 30, 2010, the Company’s board of directors resolved to implement an amended and restated Code of Business Conducts and Ethics policy (“Code of Ethics”), to be effective as of May 1, 2010.  The Code of Ethics is included as an exhibit to this filing and may also be found on the Company’s website, http://www.corgenix.com.

The Code of Ethics is intended to comply with the requirements of the Sarbanes-Oxley Act of 2002 and the rules of the NYSE Amex Equities Exchange.  The Code of Ethics governs the conduct of the Company’s directors, officers and employees and exists to provide the general public with an official statement as to how the Company conducts itself internally and in the marketplace.  The Code of Ethics addresses the Company’s policies regarding numerous ethical and business matters, including the manner for reporting violations of such policies.  The policies addressed in the Code of Ethics are: conflicts of interest; relationships and dealings with suppliers, customers and other employees; maintenance of the Company’s books and records; competitive practices; political activities and contributions; equal employment opportunities; compliance with laws, rules and regulations; protection of employees from reprisal for whistleblowing; audit committee procedures—receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters; and general public company reporting obligations.

Each employee of the Company is required to sign an acknowledgement that they received and reviewed a copy of the Code of Ethics.

ITEM 9.01                     Financial Statements and Exhibits

a) Not applicable.

b) Not applicable.

c) Not applicable.

d) Exhibits:

Exhibit 10.1.  Management Agreement between the Company and Douglass T. Simpson, dated May 1, 2010

Exhibit 10.2.  Management Agreement between the Company and William H. Critchfield, dated May 1, 2010

Exhibit 10.3.  Management Agreement between the Company and Luis R. Lopez, dated May 1, 2010

Exhibit 10.4.  Management Agreement between the Company and Ann L. Steinbarger, dated May 1, 2010

Exhibit 10.5.  Management Agreement between the Company and Taryn G. Reynolds, dated May 1, 2010

Exhibit 14. Amended and Restated Code of Business Conducts and Ethics, effective May 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2010	CORGENIX MEDICAL CORPORATION

	By:	/s/ Douglass T. Simpson
Douglass T. Simpson
President and Chief Executive Officer